EXHIBIT 32

STATEMENT PURSUANT TO

18 U.S.C. SECTION 1350

AS REQUIRED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Deere & Company (the “Company”) on Form 10-Q for the period ending January 27, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 28, 2019	/s/ Samuel R. Allen	Chairman and Chief Executive Officer
	Samuel R. Allen	(Principal Executive Officer)

February 28, 2019	/s/ Rajesh Kalathur	Senior Vice President, Chief Financial Officer and Chief Information Officer
	Rajesh Kalathur	(Principal Financial Officer and Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Deere & Company and will be retained by Deere & Company and furnished to the Securities and Exchange Commission or its staff upon request.